EXHIBIT 24.1
                                                                    ------------

                                POWER OF ATTORNEY
                                -----------------

Each of the undersigned, being a person required to file a statement under
Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") with respect to Affordable Residential Communities Inc., a Maryland corporation, hereby authorizes, designates and appoints Scott L. Gesell and John G. Sprengle (with full power to each of them to act alone) as attorneys-in-fact and agent to execute and file statements on Form 3, Form 4 and Form 5 and any successor forms adopted by the Securities Exchange Commission, as required by the 1934 Act and the rules thereunder, and to take such other actions as such attorneys-in-fact may deem necessary or appropriate in connection with such statements, hereby confirming and ratifying all actions that such attorneys-in-fact have taken or may take in reliance hereon; further, each of the undersigned grants to such attorney and agent full power of substitution and revocation in the premises. This power of attorney shall continue in effect until the undersigned no longer has an obligation to file statements under the section cited above, or until specifically terminated in writing by the undersigned.





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IN WITNESS WHEREOF, each of the undersigned has duly executed this power of attorney on the 11th day of February, 2004.


/s/ Scott D. Jackson                       /s/ Charles Santos-Buch
--------------------                       ---------------------------
Scott D. Jackson                           Charles Santos-Buch


/s/ John G. Sprengle                       /s/ Scott A. Schoen
--------------------                       -------------------
John G. Sprengle                           Scott A. Schoen


/s/ Todd M. Abbrecht                       /s/ R. Haynes Chidsey
--------------------                       ---------------------
Todd M. Abbrecht                           R. Haynes Chidsey


/s/ James L. Clayton                       /s/ Peter K. Pak
--------------------                       ----------------
James L. Clayton                           Peter K. Pak


/s/ J. Markham Green                       /s/ George W. McGeeney
--------------------                       ----------------------
J. Markham Green                           George W. McGeeney


/s/ Michael Greene                         /s/ Scott L. Gesell
------------------                         -------------------
Michael Greene                             Scott L. Gesell


/s/ Randall A. Hack                        /s/ Lawrence E. Kreider
-------------------                        -----------------------
Randall A. Hack                            Lawrence E. Kreider


/s/ Thomas M. Hagerty                      /s/ Scott A. Vanderhoofven
---------------------                      --------------------------
Thomas M. Hagerty                          Scott A. Vanderhoofven


/s/ Eugene Mercy, Jr.
---------------------
Eugene Mercy, Jr.